UNITED STATES
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SCHEDULE 14A

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EMPLOYEE TOWN HALL FEBRUARY 20, 2018

FORWARD LOOKING STATEMENTS Certain statements contained herein are “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements can generally be identified by the use of words such as “anticipate,” “expect,” “believe,” “could,” “estimate,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar words, phrases or expressions and variations or negatives of these words, although not all forward-looking statements contain these identifying words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of the combined company following the proposed merger, the anticipated benefits of the proposed merger, including estimated synergies, the expected timing of completion of the proposed merger and related transactions and other statements that are not historical facts. These statements are based on the current expectations of Maple Parent Holdings Corp. (the parent company of Keurig Green Mountain) and Dr Pepper Snapple Group, Inc. management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties regarding the combined company’s business and the proposed merger and actual results may differ materially. These risks and uncertainties include, but are not limited to: (i) the ability of the parties to successfully complete the proposed merger on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed merger, (ii) access to significant debt financing for the proposed merger on a timely basis and reasonable terms and the impact such significant additional debt may have on our ability to operate the combined business following the proposed merger, (iii) risks relating to the integration of the Maple Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the proposed merger will not be realized or will not be realized within the expected timeframe and (iv) risks relating to the businesses of Maple Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. and the industries in which they operate and the combined company will operate following the proposed merger. These risks and uncertainties, as well as other risks and uncertainties, will be more fully discussed in a proxy statement that will be filed by Dr Pepper Snapple Group, Inc. with the Securities and Exchange Commission in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statement made herein speaks only as of the date of this document. Neither Maple Parent Holdings Corp. nor Dr Pepper Snapple Group, Inc. is under any obligation to, and each expressly disclaims any obligation to, update or alter any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable laws or regulations. References to pro forma and combined pro forma information reflect Keurig Green Mountain's estimates for the combined company using Keurig Green Mountain's actual 2017 results and analyst consensus estimates for Dr Pepper Snapple Group, Inc., giving effect to the fully leveraged company and estimated synergies, utilizing a tax rate of 26% and do not reflect pro forma financial information presented pursuant to Article 11 of Regulation of S-X. Important Additional Information This communication is being made in respect of the proposed transaction involving Maple Parent Holdings Corp. and Dr Pepper Snapple Group, Inc. The proposed transaction will be submitted to the stockholders of Dr Pepper Snapple Group, Inc. for their consideration. In connection therewith, Dr Pepper Snapple Group, Inc. intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Dr Pepper Snapple Group, Inc. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Dr Pepper Snapple Group, Inc. once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Dr Pepper Snapple Group, Inc. will be available free of charge on Dr Pepper Snapple Group, Inc.’s website at https://www.drpeppersnapplegroup.com/ under the heading “SEC Filings and Proxy Statements” within the “Investors” portion of Dr Pepper Snapple Group, Inc.’s website. Stockholders of Dr Pepper Snapple Group, Inc. may also obtain a free copy of the definitive proxy statement by contacting Dr Pepper Snapple Group, Inc.’s Investor Relations Department at (972) 673-7000. Maple Parent Holdings Corp., Bob Gamgort (Director and Chief Executive Officer of Maple Parent Holdings Corp.), Ozan Dokmecioglu (Chief Financial Officer of Maple Parent Holdings Corp.), Bart Becht (a Director of Maple Parent Holdings Corp.) may be deemed to be “participants” under SEC rules in any solicitation of Dr Pepper Snapple Group, Inc. stockholders in respect of a Maple Parent Holdings Corp. proposal for a transaction with Dr Pepper Snapple Group, Inc.. Neither Maple Parent Holdings Corp. nor any of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in Dr Pepper Snapple Group, Inc. or the matters to be acted upon in connection with a potential transaction involving Maple Parent Holdings Corp. and Dr Pepper Snapple Group, Inc., except as will be set forth in the definitive proxy statement regarding the proposed transaction. CONFIDENTIAL: FOR INTERNAL USE ONLY 2

TODAY’S AGENDA 3 6 Q&A 5 Closing Thoughts 4 How Do We Begin? 3 KGM Case Study 2 KDP Vision 1 Quick Intro

WELCOME BOB GAMGORT Chief Executive Officer Keurig Green Mountain OZAN DOKMECIOGLU Chief Financial Officer Keurig Green Mountain MEG NEWMAN Chief Human Resources Officer Keurig Green Mountain CONFIDENTIAL: FOR INTERNAL USE ONLY 4

KEURIG DR PEPPER Leading to Growth for Our Brands, CONFIDENTIAL: FOR INTERNAL USE ONLY 5 Create a Challenger in the OurVisionNorth American Beverage Industry… Partners, Retailers and Team Members

OUR VISION IS BASED ON A SIMPLE BUT POWERFUL INSIGHT… HIDING IN PLAIN SIGHT CONFIDENTIAL: FOR INTERNAL USE ONLY 6 “Retail” Outlets Behaviors Shopper Formats/Brands Needs Consumer OUR OPPORTUNITY>A beverage for every need, available everywhere our consumers shop

As simple as that sounds, achievement requires that the status quo be challenged … industry Needs vs Formats Coffee as a “real” beverage segment Availability as key to value creation Portfolio management Open Platform Efficiency for investment Speed as competitive advantage 7

There are risks“and costs to action. But they are far less than the long-range risks of comfortable inaction. John F. Kennedy

THEWORLDISCHANGING … FEW ARE ADAPTING FAST ENOUGH Consumers Retailers Investors 9

FOCUS ON LONG TERM VALUE CREATION CONFIDENTIAL: FOR INTERNAL USE ONLY 10 Controlling ownership by JAB and its partners enables us to create compelling long-term value, without being distracted by short-term “noise” that inhibits real transformation

TRANSFORMATION OF KEURIG GREEN MOUNTAIN DEMONSTRATES THE POWER OF FOCUS ON VALUE CREATION FROM: Unfocused management drifted into non-core category pursuits and international expansion TO: Disciplined business model focused on single-serve coffee in North America • • • Business model reliant on IP to keep partners and consumers in the closed system • Consumer-friendly, open system successfully gaining partners based on quality, price, service and innovation • Brewer gross margin trending toward break-even, enabling significant investment in system marketing and innovation • Significant brewer losses limited investment in system marketing and machine innovation • • Non-optimized supply chain and organizational structure led to widespread inefficiencies Supply chain reinvention and organization restructuring are delivering significant productivity • • Poor cash management and ineffective capital investment strategy limited free cash flow Best-in-class cash management enables rapid deleveraging CONFIDENTIAL: FOR INTERNAL USE ONLY 11

BUILDING ON THE STRENGTHS OF KGM’S STRATEGIC ASSETS RETAIL GROWTH ENGINE POWER OF KEURIG BRAND UNMATCHED CHOICE KGM is THE driver of dollar growth for the coffee category Over 75 leading owned, licensed and partner brands The Top 50 Brands $ Share Chg ’10–’17 US Coffee Retail Sales ($ Billion) $10 ---$8 +34pts $6 (7pts) $4 (27pts) $2 $0 2010 2011 2012 2013 2014 2015 2016 2017 #15 on 2017 list of America’s Most Relevant Brands (+18 places) 12 Source: 2017 Prophet brand relevance study (Ca. 13,500 customers surveyed, 275 brands, 27 industries); IRI MULO Dollar Sales Whole Bean Single-Serve Instant Ground

STRONG ABILITY TO CAPTURE SIGNIFICANT ADDITIONAL GROWTH Single-Serve Coffee HH KGM/Bain US Household Penetration Research Penetration TODAY Quality Image Convenience Variety Value US Full Potential France Modern NL Consumer Need Clusters 13 Source: Keurig Green Mountain management, Bain & Company Consumer Study KGM brewers’ US household penetration increased to 20%, up from 17% in 2015, despite only relatively recent initiation of marketing investment and brewer innovation pipeline 65% 63% 1.5 – 2.5X HH Penetration Potential 20%

PRIMARY LOCATIONS 5,000+ MEMBERS STRONG BIG DREAMERS, PASSIONATE Massachusetts Tennessee Vermont Virginia Washington Quebec FORGE THE PATH FORWARD DO WHAT IT TAKES AGILE, CHANGE RESILIENT ABOUT OUR TEAM TEAM PLAYERS HEALTH AND SAFETY GREAT AT WHAT WE DO

HOW DO WE BEGIN THE JOURNEY? !<EURIG GREEN MOUNTAIN •.• DR PEPPER + SNAPPLEGROUP i<EURICi GREEN MOUNTAIN l OR PEPPER ----------------1SNAPPLEMOV_. CONFIDENTIAL: FOR INTERNAL USE ONLY 15

Deliver 2018 Ensure term opportunities and structure, processes and culture Implement What are the NEXT STEPS? transition plan CONFIDENTIAL: FOR INTERNAL USE ONLY 16 Learn the business and get to know each other Annual Operating Plans “Day 1” operating clarity Sec syn ure ergies and close-in g owth opportunities Jointly define the long-develop our optimized

WHAT’S THE PROCESS? Integration Team that to our new company, CONFIDENTIAL: FOR INTERNAL USE ONLY 17 Business Functions/ Activities • Separate • Cooperation/Coordination • Unified We are appointing an will guide the transition while enabling everyone else on satisfying the needs of our consumers and customers Team Members • From both companies • Fully dedicated • Partially dedicated • External Support

OUR COMMITMENT TO YOU Timetables, Milestones, Key Decisions Points Communication Submit your questions on the Keurig Dr Pepper Merger page on SplashNet Responsiveness Integration Team to be based in Plano Visibility/Presence CONFIDENTIAL: FOR INTERNAL USE ONLY 18

What we need fromyou… Focus on Delivering 2018 Plans Be Open-Minded and Excited About Creating a New Future 19

QUESTIONS?